Nature of operations and basis of presentation	12 Months Ended
Dec. 31, 2011
Nature of operations and basis of presentation

1 Nature of operations and basis of presentation

China Technology Development Group Corporation (the “Company” or “CTDC”) was incorporated under the laws of the British Virgin Islands (“BVI”) on September 19, 1995 as a holding company. The consolidated financial statements include the financial statements of the Company and its subsidiaries (hereinafter collectively referred to as the “Group”). The shares of the Company have been listed on NASDAQ since 1996.

The Company and its subsidiaries are principally engaged in the provision of solar energy products and solutions in the People’s Republic of China (“China” or the “PRC”) and Europe (“Solar Energy Operations”).

In order to facilitate the Group to carry out its Solar Energy Solutions Operations, on December 10, 2007, the Group acquired Faster Assets Limited (“Faster Assets”), a BVI company which owns 100% equity interest in China Merchants Zhangzhou Development Zone Broad Shine Solar Technology Ltd. (“Broad Shine”), incorporated under laws of China (collectively “Faster Group”) from China Merchants New Energy Group Limited (“CMNE”, formerly known as China Technology Investment Group Limited). In return, the Company issued 782,168 shares of common stock (“Common Stock”) and 1,000,000 shares of Series A preferred stock (“Preferred Stock”) at a consideration of Rmb20,700 to CMNE. CMNE then became one of the major shareholders of CTDC.

On November 5, 2010, the Group, together with China Green Holdings Limited, one of the Company’s wholly-owned subsidiaries, entered into a stock purchase agreement with Linsun Renewable Energy Corporation Limited (“LSRHK”) and its shareholders, pursuant to which the Company purchased and acquired 100% of the equity interests in LSRHK and its wholly-owned subsidiary Linsun Power Technology (Quanzhou) Corp. Ltd. (“LSPPRC”), collectively known as (“Linsun Group”) from its shareholders at a consideration of US$2,215, settled by the issuance of 1,064,827 shares of the Company’s common stock. The acquisition was completed on November 23, 2010 and LSRHK became one of the Company’s wholly-owned subsidiaries. Linsun Group is engaged in manufacturing and sale of crystalline PV modules. See Note 3 for more details.

On August 26, 2011, a wholly owned subsidiary of the Group, China Merchants Zhangzhou Development Zone Trendar Solar Tech Ltd. (“Trendar Solar”), incorporated a 100% owned subsidiary, Xiamen Chuangri New Energy Technology Ltd, (“Chuangri”) in China. The business scope of Chuangri is provision of technical consulting services.

During the year ended December 31, 2011, the Group reported net loss of approximately Rmb64,630 and net cash outflow from operations at approximately Rmb 20,405 respectively. The cash and cash equivalent balance as at December 31, 2011 was only Rmb5,350 as at December 31, 2011.

The directors of the Company believe that the Group will be able to generate adequate cash flows to finance its operations and meet its cash obligations in the following 12 months from December 31, 2011 based on the following:

•	positive operating cash flows are expected to be generated from the profitable operations of manufacturing and sale of solar modules;

•	positive operating cash flows are expected to be generated from solar module manufacturing for the rooftop project undertaken by LSPPRC;

•	realization in the open market of available-for-sale and trading securities, with ending carrying amounts at approximately Rmb16,797 as of December 31, 2011, for cash;

•	tight controls exercised by the board of directors on timing and magnitude of cash outlays for investments initiatives; and

•	CMNE would support the financing the Solar Energy Operations of the Group within a period of thirteen months from April 22, 2012.

Accordingly, the financial statements as of December 31, 2011 had been prepared on a going concern basis.